UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 21, 2009

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51532	73-1721486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47669 Fremont Boulevard

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 979-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Ikanos Communications Inc. (the “Company”) on August 28, 2009, regarding the completion the acquisition of the Broadband Access product line (the “BBA”) of Conexant Systems, Inc. As noted below, the Company has determined that the financial statements of the BBA and the pro forma financial information are not required in the Current Report on Form 8-K, as amended by this Current Report on Form 8-K/A, as “substantially the same” information was previously filed in the Company’s proxy statement filed on July 1, 2009, as amended (File No. 000-51532).

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Financial statements of the BBA are not required in the Current Report on Form 8-K, amended by this Current Report on Form 8-K/A, as “substantially the same” financial statements were previously filed in the Company’s proxy statement filed on July 1, 2009 as amended (File No. 000-51532).

(b) Pro Forma Financial Information.

Pro forma financial information is not required in the Current Report on Form 8-K, amended by this Current Report on Form 8-K/A, as “substantially the same” information was previously filed in the Company’s proxy statement filed on July 1, 2009 as amended (File No. 000-51532).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

By:	/S/ NOAH D. MESEL
Noah D. Mesel
Vice President and General Counsel

Date: October 15, 2009